EXHIBIT 10.2
                               SECURITY AGREEMENT

      This Security Agreement (this "Agreement") is made as of March 3, 2006, by and among Vocalscape Networks, Inc., a Nevada corporation ("Debtor"), Azatel Communications Inc., a British Columbia corporation (the "Debtor-sub"), in favor of Armada Group USA, Inc., a Delaware corporation (the "Secured Party").

                                    RECITALS

      A. Debtor is the holder of substantially all of the common shares of the Debtor-sub and, generally speaking, controls the Debtor-sub.

      B. Secured Party has loaned Debtor One Hundred Fifty Thousand Dollars ($150,000), as evidenced by that certain Convertible Promissory Note, dated as of the date hereof and executed by Debtor (the "Convertible Promissory Note").

      C. The Secured Party's obligation to loan the $150,000 to Debtor pursuant to the terms of the Convertible Promissory Note is subject, among other conditions, to receipt by the Secured Party of this Security Agreement, duly executed by the Debtor-sub.

                                   AGREEMENT

      In consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Debtor and Debtor-sub hereby agree with the Secured Party as follows:

      1. Grant of Security Interest.

            (a) To secure the Debtor-sub's full and timely payment and performance of the obligations under the Convertible Promissory Note, the Debtor-sub hereby grants to the Secured Party a lien on and security interest (the "Security Interest") in, all of the Debtor-sub's right, title and interest in and the following of its personal property and assets (both tangible and intangible), including, without limitation, the following, whether now owned or hereafter acquired and wherever located: (a) all Receivables (b) all Inventory;
(c) Equipment, (d) General Intangibles, (e) Intellectual Property, (f) Deposit Accounts and (g) all Proceeds of each of the foregoing and all accessions to, and replacements for, each of the foregoing (collectively, the "Collateral"). The Security Interest shall be a first interest in all of the Collateral.

            (b) The following terms shall have the following meanings for purposes of this Agreement:

            "Account" means any "Account," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor-sub or in which the Debtor-sub now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all accounts receivable, book debts, rights to payment and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to the Debtor-sub whether or not arising out of goods or software sold or services rendered by the Debtor-sub or from any other transaction, whether or not the same involves the sale of goods or services by the Debtor-sub and all of the Debtor-sub's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of the Debtor-sub's rights to any goods represented by any of the foregoing, and all monies due or to become due to the Debtor-sub under all purchase orders and contracts for the sale of goods or the performance of services or both by the Debtor-sub or in connection with any other transaction (whether or not yet earned by performance on the part of the Debtor-sub), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

            "Chattel Paper" means any "Chattel paper," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor-sub or in which the Debtor-sub now holds or hereafter acquires any interest.

            "Deposit Accounts" means any "Deposit accounts," as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit, now owned or hereafter acquired by the Debtor-sub or in which the Debtor-sub now holds or hereafter acquires any interest.

            "Documents" means any "Documents," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor-sub or in which the Debtor-sub now holds or hereafter acquires any interest.

            "Equipment" means any "Equipment," as such term is defined in the UCC, now owned or hereafter acquired by Debtor-sub or in which Debtor-sub now holds or hereafter acquires any interest and any and all additions, upgrades, substitutions and replacements of any of the foregoing, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, now owned or hereafter acquired by Debtor-sub or in which Debtor-sub now holds or hereafter acquires an interest.

            "General Intangible" means any "General intangible," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor-sub or in which the Debtor-sub now holds or hereafter acquires any interest and, in any event, shall include, without limitation, all right, title and interest that the Debtor-sub may now or hereafter have in or under any contracts, rights to payment, payment intangibles, confidential information, interests in partnerships, limited liability companies, corporations, joint ventures and other business associations, permits, goodwill, claims in or under insurance policies, including unearned premiums and premium adjustments, uncertificated securities, deposit, checking and other bank accounts, but shall not include any Intellectual Property (including the right to receive all proceeds and damages therefrom), rights to receive tax refunds and other payments and rights of indemnification

            "Instruments" means any "Instrument," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor-sub or in which the Debtor-sub now holds or hereafter acquires any interest.

            "Intellectual Property" means, collectively, all rights, priorities and privileges of the Debtor-sub relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, inventions, patents, patent licenses, trademarks, trademark licenses and trade secrets (including customer lists), domain names, websites and know-how.

            "Inventory" means any "Inventory," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor-sub or in which the Debtor-sub now holds or hereafter acquires any interest, and, in any event, shall include, without limitation, all inventory, goods and other personal property that are held by or on behalf of the Debtor-sub for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Debtor-sub's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not the same is in transit or in the constructive, actual or exclusive possession of the Debtor-sub or is held by others for the Debtor-sub's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all such property that may be in the possession or custody of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other Persons.

            "Proceeds" means "Proceeds," as such term is defined in the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other forms of money or currency or other proceeds payable to the Debtor-sub from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor-sub from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to the Debtor-sub from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (d) the proceeds, damages, or recovery based on any claim of the Debtor-sub against third parties (i) for past, present or future infringement of any copyright, patent or patent license or (ii) for past, present or future infringement or dilution of any trademark or trademark license or for injury to the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Receivables" means all of the Debtor-sub's Accounts, Instruments, Documents and Chattel Paper.

            "UCC" has the meaning ascribed to it under California Law.

      2. Representations and Warranties. The Debtor-sub hereby represents and warrants to the Secured Party that:

            (a) Ownership of Collateral. The Debtor-sub is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Debtor-sub acquires rights in the Collateral, will be the legal and beneficial owner thereof). Except for the Security Interest granted to the Secured Party pursuant to this Agreement, the Debtor-sub has rights in or the power to transfer the Collateral free and clear of any adverse lien, security interest or encumbrance. No financing statements covering any Collateral or any proceeds thereof are on file in any public office (other than filings listing the Secured Party as the secured party).

            (b) Valid Security Interest. The Security Interest granted pursuant to this Agreement will constitute a valid and continuing first priority, perfected security interest in favor of the Secured Party in the Collateral for which perfection is governed by the UCC. Such Security Interest will be prior to all other liens on the Collateral.

            (c) Organization and Good Standing. The Debtor-sub has been duly incorporated, and is validly existing and in good standing, under the laws of the Province of British Columbia.

            (d) Location, Province of Organization and Name of the Debtor-sub. The Debtor-sub's province of organization is British Columbia and the Debtor-sub's exact legal name as it appears in the official filings in the Province of British Columbia is as set forth in the first paragraph of this Agreement. The Debtor-sub has only one jurisdiction of organization.

            (e) Location of Inventory. All Equipment and Inventory are (i) located in the following locations: 305-1847 West Broadway, Vancouver, British Columbia V6J 1Y6 (ii) in transit to such locations or (iii) in transit to a third party purchaser which will become obligated on a Receivable to the Debtor-sub upon receipt. Except Inventory referred to in clauses (ii) and (iii) of the preceding sentence, the Debtor-sub has exclusive possession and control of the Inventory.

            (f) Receivables. Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor-sub ") free from any right of rescission, defense, setoff or discount.

            (g) Creation of Lien. This Agreement is effective to create a valid and continuing lien upon the Collateral.

      3. Covenants. The Debtor-sub covenants and agrees with the Secured Party that, from and after the date of this Agreement until the obligations under the Convertible Promissory Note are paid in full:

            (a) Other Liens. Except for the Security Interest, the Debtor-sub has rights in or the power to transfer the Collateral and its title and will be able to do so hereafter free from any adverse lien, security interest or encumbrance, and the Debtor-sub will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

            (b) Further Documentation. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Debtor-sub, the Debtor-sub will promptly and duly authenticate and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted including, without limitation, filing any financing or continuation statements under the UCC or the laws of any other jurisdiction in effect with respect to the liens created hereby. The Debtor-sub also hereby authorizes the Secured Party to file any such financing, amendment or continuation statement without the authentication of the Debtor-sub to the extent permitted by applicable law. A reproduction of this Agreement shall be sufficient as a financing statement (or as an exhibit to a financing statement on form UCC-1) for filing in any jurisdiction.

            (c) Indemnification. The Debtor-sub agrees to defend, indemnify and hold harmless the Secured Party against any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses): (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any governmental authority applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement.

            (d) Maintenance of Records. The Debtor-sub will keep and maintain at its own expense complete and satisfactory, in all material respects, records of the Collateral.

            (e) Inspection Rights. The Secured Party shall have full access during normal business hours, upon prior notice and in a manner that will not interfere with the normal business operations of the Debtor-sub, to all the books, correspondence and other records of the Debtor-sub relating to the Collateral. The Secured Party or its representatives may examine such records and make photocopies or otherwise take extracts from such records. The Debtor-sub agrees to render to the Secured Party, at the Debtor-sub's expense, such clerical and other assistance as the Secured Party may reasonably request with regard to the exercise of its rights pursuant to this paragraph.

            (f) Compliance with Laws, etc. The Debtor-sub (i) will comply with all laws, rules, regulations and orders of any governmental authority applicable to any part of the Collateral or to the operation of the Debtor-sub's business , the failure of which to comply with will have a material adverse effect on the Debtor-sub, and (ii) shall not use or permit any Collateral to be used in violation of any provision of this Agreement or the Convertible Promissory Note, any law, rule or obligation or order of any governmental authority, or any policy of insurance covering the Collateral; provided, however, that in each case, the Debtor-sub may contest any such law, rule, regulation or order; in any reasonable manner which does not, in the reasonable opinion of the Secured Party, adversely affect the Secured Party's rights or the priority of its liens on the Collateral.

            (g) Payment of Obligations. The Debtor-sub will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or with respect to any of its income or profits derived from the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except for amounts contested by the Debtor-sub in good faith through appropriate proceedings.

            (h) Limitation on Liens on Collateral. The Debtor-sub will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral, other than the Security Interest, and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all other persons.

            (i) Limitations on Dispositions of Collateral. The Debtor-sub will not sell, transfer, lease, or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so other than (i) dispositions of Inventory in the ordinary course of the Debtor-sub's business or (ii) the sale of obsolete or unneeded Equipment in the ordinary course of business; provided, however , that the Debtor-sub will be allowed to grant licenses to its products and related documentation in the ordinary course of business and to establish or provide for escrows of related intellectual property in connection therewith.

            (j) Further Identification of Collateral. The Debtor-sub will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in detail acceptable to the Secured Party.

            (k) Notice of Change of Province of Incorporation. Without 30 days' prior written notice to the Secured Party, the Debtor-sub shall not (i) change the Debtor-sub's name, province of incorporation or organization, organizational identification number or place of business (or, if the Debtor-sub has more than one place of business, its chief executive office), or the office in which the Debtor-sub's records relating to Receivables are kept.

            (l) Future Commercial Tort Claims. The Debtor-sub will promptly give notice to the Secured Party upon the initiation of any commercial tort claim. The Debtor-sub hereby authorizes the Secured Party to amend this Agreement (without any further action or consent from the Debtor-sub) to include any such commercial tort claim as Collateral hereunder.

            (m) Collection of Receivables . The Debtor-sub shall collect, enforce and receive delivery of the Receivables in accordance with past practice.

            (n) Limitation on Filing of Financing Statements. The Debtor-sub acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of the Secured Party and agrees that it will not do so without the prior written consent of the Secured Party, subject to the Debtor-sub's rights under Section 9-509(d)(2) of the UCC.

      4. Event of Default; the Secured Party's Appointment as Attorney-in-Fact .

            (a) Event of Default. For purposes of this Agreement, the occurrence of any one of the following events (each an "Event of Default") shall constitute a default hereunder and under the Convertible Promissory Note:

            (i) Debtor shall fail to pay any other amount required under the terms of the Convertible Promissory Note;

            (ii) Debtor-sub shall fail to perform any other non-monetary obligation set forth in this Agreement, or Debtor shall fail to perform any other non-monetary obligation set forth in the Convertible Promissory Note, which by its nature cannot be cured;

            (iii) Debtor-sub shall fail to perform any other non-monetary obligation set forth in this Agreement, or Debtor shall fail to perform any other non-monetary obligation set forth in the Convertible Promissory Note, which failure is not cured within ten (10) days after written notice of such failure is provided to Debtor-sub or Debtor or if such failure cannot be cured within such time period, if work on such cure is not begun within such time period and continuously prosecuted thereafter on a commercially reasonable basis until cured;

            (iv) Any representation, warranty, certificate, information or other statement (financial or otherwise) made or furnished by or on behalf of Debtor-sub or Debtor to the Secured Party in or in connection with this Agreement, or the Convertible Promissory Note, or as an inducement to the Secured Party to enter into this Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished;

            (v) Any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral which is not cured or contested within twenty (20) days after the occurrence of the same;

            (vi) Debtor-sub shall breach any covenant in any material respect in this Agreement, or Debtor shall breach any covenant in any material respect under the Convertible Promissory Note, or any other agreement entered into between the Debtor, the Debtor-sub and the Secured Party in connection therewith.

            (vii) Dissolution, termination of existence, or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Debtor or Debtor-sub under any reorganization, bankruptcy, arrangement, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect;

            (viii) Commencement of any proceeding against debtor or Debtor-sub under any reorganization, bankruptcy, arrangement, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within ninety (90) days after the date commenced;

            (ix) Debtor-sub shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

            (x) Debtor shall be in default beyond any applicable period of grace or cure under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to any lender or to any person which results in the acceleration of payment of such obligation in an amount in excess of $150,000.

            (b) Powers. The Debtor-sub hereby appoints the Secured Party and any officer or agent of the Secured Party, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place of the Debtor-sub and in the name of the Debtor-sub or its own name, from time to time in the Secured Party's discretion so long as an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to authenticate any instrument which may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the foregoing, so long as an Event of Default has occurred and is continuing, the Secured Party shall have the right, without notice to, or the consent of, the Debtor-sub, to do any of the following on the Debtor-sub's behalf:

            (i) to pay or discharge any taxes or liens levied or placed on or threatened against the Collateral;

            (ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all amounts due or to become due thereunder directly to the Secured Party or as the Secured Party directs;

            (iii) to ask for or demand, collect, and receive payment of and receipt for, any payments due or to become due at any time in respect of or arising out of any Collateral;

            (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Collateral;

            (v) to defend any suit, action or proceeding brought against the Debtor-sub with respect to any Collateral;

            (vi) to settle, compromise or adjust any suit, action or proceeding described in subsection (v) above and to give such discharges or releases in connection therewith as the Secured Party may deem appropriate;

            (vii) to assign any patent right included in the Collateral of the Debtor-sub (along with the goodwill of the business to which any such patent right pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Secured Party shall in its sole discretion determine; and

            (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral and to take, at the Secured Party's option and the Debtor-sub's expense, any actions which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's liens on the Collateral and to carry out the intent of this Agreement, in each case to the same extent as if the Secured Party were the absolute owner of the Collateral for all purposes.

            The Debtor and Debtor-sub hereby ratify whatever actions the Secured Party shall lawfully do or cause to be done in accordance with this Section 4. This power of attorney shall be a power coupled with an interest and shall be irrevocable.

            (c) No Duty on the Secured Party's Part. The powers conferred on the Secured Party by this Section 5 are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Secured Party nor any of its officers, directors, employees or agents shall, in the absence of willful misconduct or gross negligence, be responsible to the Debtor or Debtor-sub for any act or failure to act pursuant to this Section 4.

      5. Performance by the Secured Party of the Debtor-sub's Obligations. If the Debtor or Debtor-sub fail to perform or comply with any of its agreements or covenants contained in this Agreement and the Secured Party performs or complies, or otherwise causes performance or compliance, with such agreement or covenant in accordance with the terms of this Agreement, then the expenses of the Secured Party incurred in connection with such performance or compliance shall be payable by the Debtor or Debtor-sub to the Secured Party on demand and shall constitute obligations secured by this Agreement.

      6. Remedies. If an Event of Default has occurred and is continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement relating to the obligations under the Convertible Promissory Note, all rights and remedies of a secured party under the UCC. Without limiting the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon the Debtor-sub or any other person (all of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances collect, receive, appropriate and realize upon any or all of the Collateral, and/or may sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the foregoing), in one or more parcels at a public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as the Secured Party may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase all or any part of the Collateral so sold, free of any right or equity of redemption in the Debtor-sub, which right or equity is hereby waived or released. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable expenses incurred therein or in connection with the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party under this Agreement (including, without limitation, reasonable attorneys' fees and expenses) to the payment in whole or in part of the obligations under the Convertible Promissory Note, in such order as the Secured Party may elect, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, need the Secured Party account for the surplus, if any, to the Debtor-sub. To the extent permitted by applicable law, the Debtor and Debtor-sub waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition. The Debtor and Debtor-sub shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the obligations under the Convertible Promissory Note and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

      7. Limitation on Duties Regarding Preservation of Collateral. The Secured Party's sole duty with respect to the custody, safekeeping and preservation of the Collateral, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Debtor-sub or otherwise.

      8. Powers Coupled with an Interest. All authorizations and agencies contained in this Agreement with respect to the Collateral are irrevocable and are powers coupled with an interest.

      9. No Waiver; Cumulative Remedies. The Secured Party shall not by any act (except by a written instrument pursuant to Section 11(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Convertible Promissory Note or in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any subsequent occasion. The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

      10. Termination of Security Interest. Upon satisfaction of the Debtors obligations pursuant to the Convertible Note, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Debtor-sub. Upon any such termination, the Secured Party shall authenticate and deliver to the Debtor-sub such documents as the Debtor-sub may reasonably request to evidence such termination.

      11. Miscellaneous.

            (a) Amendments and Waivers. Any term of this Agreement may be amended with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this Section 11 (a) shall be binding upon the parties and their respective successors and assigns.

            (b) Transfer; Successors and Assigns. The terms and conditions of this Agreement shall be binding upon the Debtor and Debtor-sub and their successors and assigns, as well as all persons who become bound as a Debtor or Debtor-sub to this Agreement and inure to the benefit of the Secured Party and its successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            (c) Governing Law . This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law, with the exception that the parties agree that the perfection of any security interest, mortgage, lien or other encumbrance granted hereunder may perfected under the laws of British Columbia and any other foreign jurisdiction.

            (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            (f) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

            (h) Payments Free of Taxes, etc. All payments made by the Debtor-sub under this Agreement shall be made by the Debtor-sub free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, the Debtor-sub shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Agreement. Upon request by the Secured Party, the Debtor-sub shall furnish evidence satisfactory to the Secured Party that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

            (i) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

            (j) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto concerning such subject matter are expressly canceled.

                            [signature page follows]

      The Debtor, Debtor-sub and the Secured Party have caused this Agreement to be duly executed and delivered as of the date first above written.

DEBTOR:

VOCALSCAPE NETWORKS, INC.

By: _____________________________
    Name:  Ron McIntyre
    Title:  President

Address:  305 - 1847 West Broadway
          Vancouver, British Columbia
          Canada V6J 1Y6

DEBTOR-SUB:

AZITEL COMMUNICATIONS INC.

By: _____________________________
    Name:  Ron McIntyre
    Title:  President

Address:  305 - 1847 West Broadway
          Vancouver, British Columbia
          Canada V6J 1Y6

SECURED PARTY:

ARMADA GROUP USA, INC.

By: _______________________________
    Name:  Patrick Cole
    Title:  President

Address:  9575 Pinehurst Drive
          Roseville, California 95747
          USA